Exhibit 99.6

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT [the "Agreement"] is made as of February , 2006, between Ranor, Inc., a Delaware corporation [the "Company"], and Stanley Youtt [the "Employee"].

                                    RECITALS

         On August 17, 2005, Ranor Acquisition LLC, as Purchaser, Green Mountain Partners III, L.P., Phoenix Life Insurance Company, Ann Gray, Daniel Justicz, Jeffery Lippincott, William Rose and Stanley Youtt as Sellers, entered into a Stock Purchase Agreement ["Stock Purchase Agreement"].

         Simultaneously, with the execution of this Employment Agreement, the parties closed on the transaction described in the Stock Purchase Agreement.

         The Company desires to employ the Employee in the capacity and on the terms and conditions set forth herein, and the Employee desires to be employed by the Company on the terms and conditions set forth herein.

         In consideration of the premises hereof and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Employment. The Company agrees to employ the Employee during the Term specified in Paragraph 2 hereof and the Employee agrees to accept such employment, upon the terms and conditions hereinafter set forth.

         2. Term. Subject to the terms and conditions of this Agreement, the Employee's employment by the Company shall be for a term commencing on the date hereof and expiring on the close of business on the January 31, 2008 [the "Initial Term"].

         3.       Duties and Responsibilities.

                  a. Employee shall initially serve as Chief Executive Officer ["CEO"] of the Company.

                  b. Subject to the authority of the Board of Directors of the Company ["Board"] to modify the duties and responsibilities of Employee, Employee's powers, duties and responsibilities shall initially consist of such powers, duties and

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         responsibilities as were being performed by Employee for the Company immediately prior to the execution of this Agreement or as are customary to the office of the Chief Executive Officer of a company similar in size and stature of the Company. The Employee shall report to the Board of the Company and others at the direction of the Board at such time and in such detail as the Board shall reasonably require. Notwithstanding anything contained herein to the contrary, the Employee shall not be required to perform any act which would constitute or require the violation of any federal, state or local law, rule, regulation, ordinance or the like. Any substantial change in Employee's duties or title, without Employee's consent, shall be construed as termination without cause pursuant to paragraph 6[b] below.

                  c. The Employee shall devote not less than an average of forty [40] hours per week to carrying out his duties hereunder and to the business of the Company, and during the Term the Employee agrees that he will [i] devote his best efforts and all his skill and ability to the performance of his duties hereunder; [ii] carry out his duties in a competent and professional manner; and [iii] generally promote the interests of the Company. During the Term it shall not be a violation of this Agreement for the Employee to serve on civic or charitable boards or committees, to perform speaking engagements, or to manage his personal passive investments, so long as such activities [individually or collectively] do not interfere with the performance of the Employee's responsibilities as an employee of the Company.

         4.       Compensation; Bonus; Stock Options.

                  a. As compensation for services hereunder and in consideration of his agreement not to compete as set forth in paragraph 8 hereof, the Company shall pay the Employee a base salary at the annual rate of Two Hundred Thousand Dollars [$200,000.00]. Such base salary shall be paid in equal installments in accordance with the normal payroll policies of the Company, but no less frequently than bi-weekly.

                  b. Employee's base salary as set forth in Paragraph 4[a] above may be increased by order of the Board.

                  c. Employee shall be eligible for an annual cash performance bonus based upon the Company's financial performance as set forth in a resolution of the Board within the first three months of each year hereunder and based upon the Company's Business Plan.

                  d. Employee shall be eligible for any Stock Option Plan, as the Board shall in its sole discretion institute.

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         5.       Expenses; Fringe Benefits.

                  a. The Company agrees to pay or to reimburse the Employee during the Term for all reasonable, ordinary and necessary business expenses incurred in the performance of his services hereunder in accordance with the policies of the Company as are from time to time in effect. The Employee, as a condition to obtaining such payment or reimbursement, shall provide to the Company any and all statements, bills or receipts evidencing the travel or out-of-pocket expenses for which the Employee seeks payment or reimbursement, and any other information or materials required by such Company policy or as the Company may otherwise from time to time reasonably require.

                  b. During the Term the Employee and, to the extent eligible, his dependents, shall be entitled to participate in and receive all benefits under any welfare benefit plans and programs provided by the Company [including without limitation, medical, dental, disability, group life [including accidental death and dismemberment] and business travel insurance plans and programs] applicable generally to the employees of the Company, subject, however, to the generally applicable eligibility and other provisions of the various plans and programs in effect from time to time.

                  c. During the Term the Employee shall be entitled to participate in all retirement plans and programs [including without limitation any profit sharing/401[k] plan] applicable generally to the employees of the Company, subject, however, to generally applicable eligibility and other provisions of the various plans and programs in effect from time to time. In addition, during the Term the Employee shall be entitled to receive fringe benefits and perquisites in accordance with the plans, practices, programs and policies of the Company from time to time in effect, available generally to the executive officers of the Company and consistent with the generally applicable guidelines determined by the Board.

                  d. The Employee shall be entitled to four [4] weeks vacation per year and to holidays; sick days and personal days as are in accordance with the Company's policy then in effect for its employees generally, upon such terms as may be provided of general application to all employees of the Company.

         6.       Termination.

                  a. For Cause. The Company, shall have the right to terminate the Employee's employment with the Company at any time for "Cause"; provided, that any termination by the Company for Cause shall be communicated by the Company to the Employee in writing indicating the basis for termination for Cause, and the employee shall have the opportunity for a period of seven [7] days following such writing to contest his termination before the Board. [The effective date of the Employee's termination of employment with the Company, regardless of the reason, is referred to as the "Date of Termination"]. For purposes of this Agreement, the term "Cause" shall be limited to the following grounds:

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                           i. The Employee's failure or refusal to perform his
                  material duties and responsibilities [other than any such failure resulting from Employee's disability or death which are governed by paragraph 7] or his repeated failure or refusal to follow lawful and reasonable directives of the Company;

                           ii. The willful misappropriation by Employee of the
                  funds or property of the Company;

                           iii. The commission by the Employee of any willful or
                  intentional act, which he should reasonably have anticipated would reasonably be expected to have the effect of materially injuring the reputation, business or business relationships of the Company.

                           iv. Use of alcohol to excess or illegal drugs,
                  continuing after written warning;

                           v. Any breach by the Employee [not covered by any of
                  clauses [i] through [iv] and other than in connection with the death or disability of Employee as set forth in paragraph 7] of any material provision of this Agreement.

Upon the termination of the Employee's employment with the Company for Cause, the Company shall pay the Employee, subject to appropriate offsets [as permitted by applicable law] for debts or money due to the Company, including without limitation personal loans to the Employee and travel advances ["Offset"], his salary compensation only through, and any unpaid reimbursable expenses outstanding as of, the Date of Termination. Any benefits to which Employee or his beneficiaries may be entitled under the plans and programs described in paragraphs 5[b] and [c] hereof as of his Date of Termination shall be determined in accordance with the terms of such plans and programs. Except as provided in this subparagraph, in connection with the Employee's termination by the Company for Cause, the Company shall have no further liability to the Employee or the Employee's heirs, beneficiaries or estate for damages, compensation, benefits, indemnities or other amount of whatever nature.

                  b. Without Cause. The Company may terminate the Employee's employment Without Cause at any time. In the event of a termination of the Executive's employment during the Employment Period by the Company, Without Cause the Company shall nonetheless pay to the Employee or his estate, in a lump sum payment an

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         amount equal to the lesser of (i) one year of the Employee's base salary [in effect at such time] or (ii) the Employee's base salary for the remainder of the Term. Additionally, the Company shall provide to the Executive, and his dependents, continued coverage for one year thereafter under all health, life, disability and similar employee benefit plans and programs of the Company on the same basis as the Employee and his dependents were entitled to participate immediately prior to such termination, provided that the Employee and his dependent's continued participation is possible under the general terms and provisions of such plans and programs.

         7.       Disability; Death.

                  a. In the event the Employee shall be unable to perform the essential functions of his duties hereunder by virtue of illness or physical or mental incapacity or disability [from any cause or causes whatsoever] in substantially the manner and to the extent performed prior to the commencement of such disability [all such causes being referred to as "disability"] and the Employee shall fail to perform such duties for periods aggregating ninety [90] days [inclusive of non-business days], whether or not continuous, in any continuous period of one hundred and eighty [180] days, the Company shall have the right to terminate the Employee's employment hereunder as at the end of any calendar month during the continuance of such disability upon at least ten [10] days prior written notice to him. In the event of termination under this paragraph 7[a], the Employee shall be entitled to receive when otherwise payable, subject to any Offsets, all salary compensation earned but unpaid as of the Date of Termination and any unpaid reimbursable expenses outstanding as of such date; and any benefits to which the Employee or his beneficiaries may be entitled under the plans and programs described in paragraphs 5[b] and [c] hereof as of such Date of Termination shall be determined in accordance with the terms of such plans and programs. Nothing contained herein is intended to nullify or diminish the Employee's rights under, and this paragraph 7[a] is subject to, the Americans with Disabilities Act of 1990 and the Family and Medical Leave Act of 1993, as such Acts may be amended from time to time.

                  b. The employment of the Employee with the Company shall terminate on the date of the Employee's death and in such event the Employee's estate shall be entitled to receive when otherwise payable, subject to any Offsets, all salary compensation earned but unpaid as of the date of his death and any unpaid reimbursable expenses outstanding as of such date. In the event of the Employee's death, any benefits to which the Employee or his beneficiaries may be entitled under the plans and programs described in paragraphs 5[b] and [c] hereof shall be determined in accordance with the terms of such plans and programs.

                  c. Except as provided in paragraphs 7[a] and [b] hereof, in the event of the Employee's termination due to disability or death, the Company shall have no further liability to the Employee or the Employee's heirs, beneficiaries or estate for damages, compensation, benefits, indemnities or other amounts of whatever nature.

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         8.       Non-Competition and Protection of Confidential Information.

                  a. The Employee agrees that his services to the Company are of a special, unique, extraordinary and intellectual character and his position with the Company places him in a position of confidence and trust with the employees and customers of the Company and its affiliates. Consequently, the Employee agrees that it is reasonable and necessary for the protection of the goodwill, intellectual property, trade secrets, designs, proprietary information and business of the Company that the Employee make the covenants contained herein. Accordingly, the Employee agrees that, during the period of the Employee's employment hereunder and for the period of one [1] year immediately following the termination of his employment hereunder, he shall not, directly or indirectly:

                           i. own, operate, manage or be employed by or
                  affiliated with any person or entity headquartered within or with a management office in the United States that engages in any business then being engaged or planned to be engaged in by the Company or its subsidiaries or affiliates.

                           ii. attempt in any manner to solicit from any
                  customer or supplier business of the type performed for or by The Company or persuade any customer or supplier of The Company to cease to do business or to reduce the amount of business which any such customer or supplier has customarily done or contemplates doing with The Company, whether or not the relationship between The Company and such customer or supplier was originally established in whole or in part through his efforts; or

                           iii. employ as an employee or retain as a consultant,
                  or persuade or attempt to persuade any person who is at the Date of Termination or at any time during the preceding year was, or in the six [6] months following such termination becomes, an employee of or exclusive consultant to the Company to leave the Company or to become employed as an employee or retained as a consultant by anyone other than the Company.

                           iv. As used in this paragraph 8, the term: "customer"
                  and "supplier" shall mean any person or entity that is a customer or supplier of the Company at the Date of Termination, or at any time during the preceding year was, or in the six [6] months following such termination becomes, a customer or supplier of The Company, or if the Employee's employment shall not have terminated, at the time of the alleged prohibited conduct.

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                  b. The Employee agrees that he will not at any time [whether during the Term or after termination of this Agreement for any reason], disclose to anyone, any confidential information or trade secret of or utilize such confidential information or trade secret for his own benefit, or for the benefit of third parties, and all memoranda or other documents compiled by him or made available to him during the Term pertaining to the business of The Company shall be the property of The Company and shall be delivered to The Company on the Date of Termination or at any other time, as reasonable, upon request. The term "confidential information or trade secret" does not include any information which [i] becomes generally available to the public other than by breach of this provision or [ii] is required to be disclosed by law or legal process.

                  c. If the Employee commits a breach or threatens to commit a breach of any of the provisions of paragraphs 8[a] or [b] hereof, the Company shall have the right to have the provisions of this Agreement specifically enforced by any court having jurisdiction without being required to post bond or other security and without having to prove the inadequacy of any other available remedies, it being acknowledged and agreed that any such breach will cause irreparable injury to The Company and that money damages will not provide an adequate remedy to the Company or The Company. In addition, the Company may take all such other actions and seek such other remedies available to it in law or in equity and shall be entitled to such damages as it can show it has sustained by reason of such breach.

                  d. The parties acknowledge that the type and periods of restriction imposed in the provisions of paragraphs 8[a] and [b] hereof are fair and reasonable and are reasonably required for the protection of The Company and the goodwill associated with the business of The Company; and that the time, scope, geographic area and other provisions of this paragraph 8 have been specifically negotiated by sophisticated parties and accordingly it is reasonable that the restrictive covenants set forth herein are not limited by narrow geographic area. If any of the covenants in paragraphs 8[a] or [b] hereof, or any part thereof, is hereafter construed to be invalid or unenforceable, it is the intention of the parties that the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid portions. If any of the covenants contained in paragraphs 8[a] or [b], or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination should reduce the duration and/or areas of such provision such that, in its reduced form, said provision shall then be enforceable. The parties intend to and hereby confer jurisdiction to enforce the covenants contained in paragraphs 8[a] and [b] upon the courts of any jurisdiction within the geographical scope of such covenants. In the event that the courts of any one or more of such jurisdictions shall hold such covenants wholly unenforceable by reason of the breadth of such time, scope or geographic area, it is the intention of the parties hereto that

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         such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other jurisdiction within the geographical scope of such covenants, as to breaches of such covenants in such other respective jurisdictions, the above covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

                  e. If the non-competition provision of the Stock Purchase Agreement among Ranor Acquisition LLC and Employee and others is broader or of longer duration than the provisions of this Paragraph 8, such broader and/or longer provisions shall govern.

         9. Intellectual Property. During the Term, the Employee will disclose to the Company all ideas, inventions, advertising campaigns, designs, logos, slogans, processes, operations, products or improvements which may be patentable or copyrightable or subject to any trade or service mark or name, and business plans developed by him during such period, either individually or in collaboration with others, which relate to the business of the Company ["Intellectual Property"]. The Employee agrees that such Intellectual Property will be the sole property of the Company and that he will at the Company's request and cost do whatever is reasonably necessary to secure the rights thereto by patent, copyright, trademark or otherwise to the Company.

         10. Enforceability. The failure of either party at any time to require performance by the other party of any provision hereunder shall in no way affect the right of that party thereafter to enforce the same, nor shall it affect any other party's right to enforce the same, or to enforce any of the other provisions in this Agreement; nor shall the waiver by either party of the breach of any provision hereof be taken or held to be a waiver of any subsequent breach of such provision or as a waiver of the provision itself.

         11. Assignment. This Agreement is binding on and is for the benefit of the parties hereto and their respective successors, heirs, executors, administrators and other legal representatives. Neither this Agreement nor any right or obligation hereunder may be sold, transferred, assigned, pledged or hypothecated by either party hereto without the prior written consent of the other party; provided, the Company may assign its rights and obligations under the Agreement without written consent in connection with the sale or other transfer of all or substantially all of the Company's business [whether by way of sale of stock, assets, merger or otherwise.

         12. Severability. In the event any provision of this Agreement is found to be void and unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement shall nevertheless be binding upon the parties with the same effect as though the void or unenforceable part had been severed and deleted.

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         13.      Life Insurance. The Employee agrees that the Company shall have the right to obtain life insurance on the Employee's life, at the Company's sole expense and with the Company as the sole beneficiary thereof to that end, the Employee shall [a] cooperate fully with the Company in obtaining such life insurance, [b] sign any necessary consents, applications and other related forms or documents and [c] take any reasonably required medical examinations.

         14. Notice. Any notice, request, instrument or other document to be given under this Agreement by either party hereto to the other shall be in writing and shall be deemed effective [a] upon personal delivery, if delivered by hand, [b] three [3] days after the date of deposit in the mails, postage prepaid, if mailed by certified or registered mail, or [c] on the next business day, if sent by a prepaid overnight courier service, and in each case addressed as follows:

         If to the Employee:      Mr. Stanley Youtt
                                  5 Taymax Road
                                  Westminster, MA 01473

         If to the Company:       Mr. James G. Reindl, Chairman
                                  Ranor, Inc.
                                  Bella Drive - P.O. Box 458
                                  Westminster, MA 01473

Any party may change the address to which notices are to be sent by giving notice of such change of address to the other party in the manner herein provided for giving notice.

         15. No Conflict. The Employee represents and warrants that he is not subject to any agreement, instrument, order, judgment or decree of any kind, or any other restrictive agreement of any character, which would prevent him from entering into this Agreement or which would be breached by the Employee upon the performance of his duties pursuant to this Agreement.

         16.      Miscellaneous.

                  a. The headings contained in this Agreement are for reference purposes only, and shall not affect the meaning or interpretation of this Agreement.

                  b. The Company may withhold from any amount payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to applicable law or regulation.

                  c. This Agreement shall be governed by and construed in accordance with the laws of the State of Massachusetts conflict of law principles thereof. Any action arising out of the breach or threatened breach of this Agreement shall be commenced in a state court of the State of Delaware of the parties hereby submits to the jurisdiction of such courts for the purpose of enforcing this Agreement.

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                  d. This Agreement, represents the entire agreement between the
         Company and the Employee with respect to the subject matter hereof, and all prior agreements relating to the employment of the Employee, written or oral, are nullified and superseded hereby.

                  e. This Agreement may not be orally canceled, changed, modified or amended, and no cancellation, change, modification or amendment shall be effective or binding, unless in writing and signed by both parties to this Agreement, and any provision hereof may be waived only by an instrument in writing signed by the party or parties against whom or which enforcement of such waiver is sought.

                  f. As used in this Agreement, any gender includes a reference to all other genders and the singular includes a reference to the plural and vice versa.


      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


COMPANY:                                       EMPLOYEE:

RANOR, INC.


By:      __________________________            _____________________________
         James G. Reindl, Chairman             Stanley Youtt















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